Exhibit 99.1

Tripartite Agreement on Shareholder’s Undertaking of Obligation

Party A: Moxian Technology (shenzhen) Co., Ltd

Legal Representative: Sun Dan Dan

Address: Room 2313-2315, Tower B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen, China.

Tel:

Party B1: Zhang Guo Hui

ID NO.: 152224198403087511

Address: No. 080565, Litang Street, Baoshi Village, Baoshi Town, Tuquan Country, Xinganmeng, Inner Mongolia, China.

Tel:

Email:

Party B2: Guan Fen Sheng

ID NO.: 441702198605141018

Address: Room 2503, North Area, Hui Gang Ming Yuan, Binhe Avenue, Futian District, Shenzhen, China.

Tel:

Email:

(Party B1 and Party B2, collectively as “Party B”)

Party C1: Liu Shu Juan

ID NO.: 220203197103063040

Address: No. 6-3-22-117, Jiaye Garden, Jilin Avenue, Fengman District, Jilin City, Jilin Province, China.

Tel:

Email:

Party C2: Yin Yi Jun

ID NO.: 31010519860823217

Address: Room 401, No.137, Xinjing 3rd Village, Changning District, Shanghai, China.

Tel:

Email:

(Party C1 and Party C2, collectively as “Party C”)

Each of Party A, Party B and Party C shall be referred to as a “Party”, and they shall be collectively referred to as the “Parties”.

Whereas:

1. Party B holds 100% of the equity interest in Shenzhen Moyi Technology Co., Ltd (as “Moyi”), among which Party B1 holds 70% of the said equity interest and Party B2 holds 30% of the said equity interest.

2. Party A and Moyi both agreed and established that Moyi as a variable interest entity (“VIE”) of Party A. Now Party B proposes to transfer its 100% equity interest of Moyi to Party C, and Party A and Party C both agrees to the transfer of the said equity interest.

3. The Clause 1.1 of the Exclusive Option Agreement which was signed on July 15, 2014 between Party A and Party B states that “Except for Party A (Party A of this agreement) and its designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B (Party B of this agreement). Party C (referred to Moyi ) hereby agrees to the grant by Party B of the Equity Interests Purchase Option to Party A ”. And the Clause 2.2.1 of the Clause 2.2 warranties that “without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement.”

4. Party A and Moyi signed the Exclusive Business Cooperation Agreement on July 15, 2014. On the same day, Party A and Party B signed the Loan Agreement.

5. Party B1 and Party B2 of Party B respectively irrevocably authorized Party A to conduct business on Party B’s behalf including but not limited to attending shareholder meeting of Moyi, executing the rights of shareholders, appointing directors of board, supervisors and senior officers.

The aforesaid Exclusive Option Agreement, Exclusive Business Cooperation Agreement, Loan Agreement and Power of Attorney and other related legal files, contracts and agreements collectively as “VIE Agreements”

On the basis of friendly consultation and equal benefits, the parties agree as below:

1. Transfer of Shares

1.1 Party A hereby agrees Party B to transfer its 100% of equity interests of Moyi and all related rights, liabilities and obligations to Party C. Party A, in accordance with the VIE Agreements, also agrees to send any corresponding notice (if any) to Party B and Party C and perform the obligation under the VIE Agreements.

1.2 Party A agrees that the purchase price of the equity interests by Party C shall be RMB 3 (see the legal files signed when equity interest rights assignment for more details). If appraisal is required by the laws of China at the time when Party A exercise the Equity Interest Purchase Option, the parties shall negotiate in good faith and base on the appraisal result make necessary adjustment to the Equity Interest Purchase Price.

1.3 As Party B proposes to transfer its 100% equity interests of Moyi, Party A agrees to assist Party B to complete this transfer and conduct the business of holding shareholder meeting, making resolution of shareholder meeting; holding of meetings of the board of directors, making resolution of the board of directors; supplementing, changing and amending necessary files including company’s articles of association to effect the transfer of equity interests.

2. Equity Ratio after the Assignment of Equity

Party A, Party B and Party C unanimously confirms that the registered capital of the original shareholders of Moyi is RMB 10,000,000, details as below:

Shareholder name: Zhang Guo Hui

Capital contribution: RMB 7,000,000

Capital ratio: 70%

Form of capital: cash

Shareholder name: Guan Fen Sheng

Capital contribution: RMB 3,000,000

Capital ratio: 30%

Form of capital: cash

After the assignment, the capital contribution of shareholders of Moyi is RMB 10,000,000, details as below:

Shareholder name: Liu Shu Juan

Capital contribution: RMB 9,900,000

Capital ratio: 99%

Form of capital: cash

Shareholder name: Yin Yi Jun

Capital contribution: RMB 100,000

Capital ratio: 1%

Form of capital: cash

3. Obligation Undertaking

3.1 Party C hereby unconditionally agrees to accept all the rights, liabilities, obligations, representations and warranties under VIE Agreements between Party A and Party B, including but not limited to:

(1) Without the prior written consent of Party A or Party A’s designee(s), any third party cannot be entitled to the Equity Option Rights or any other Party C related right.

(2) Without the prior written consent of Party A, Party C shall not in any manner supplement, change or amend the articles of association and bylaws of Moyi, increase or decrease its registered capital, or change its structure of registered capital in other manners.

(3) Without the prior written consent of Party A, Party C shall not at any manner sell, transfer, pledge and in any other manner dispose any asset of Moyi or legal or beneficial interest in the business or revenue of Moyi, or allow the encumbrance thereon of any security interest.

(4) Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or suffer the existence of any debt, except for debts incurred in the ordinary course of business other than through loans and debts disclosed to Party A for which Party A’s written consents has been obtained.

(5) Party C shall pledge its entire equity interests of Moyi to Party A guaranteeing that Moyi will perform the Exclusive Business Cooperation Agreements signed between Party A and Moyi.

(6) Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders.

(7) Party C shall ensure Party A and Moyi continue to perform the Exclusive Business Cooperation Agreements.

(8) Party C shall perform other liabilities, obligation, representation and warranties under VIE Agreements.

Except undertaking the aforesaid obligations, Party C, accordance with laws and agreements, shall try its best effort to guarantee the normal and stable operation of Moyi.

4. Governing Law and Resolution of Disputes

4.1 The execution, effectiveness, construction, performance, amendment and termination of this Agreement and resolution of dispute shall be governed by laws of China. As for items not promulgated in the officially published laws of China, they shall be applicable to international standard and exercise.

4.2 In the event of any dispute with respect to the construction and performance of this Agreement, the parties shall first resolve the dispute through friendly negotiations. In the event that the Parties have failed to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

5. Notices

5.1 All the notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notices shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

(1) Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

(2) Notices given by facsimile transmission shall be deemed effectively give on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2 In the event of any party changes the address set forth in the first page, it shall inform other parties within three working days following the date of change. Each party, according to this clause, sends notice to other parties for the change of address.

6. Miscellaneous

6.1 In the event that one or several of the provision of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the economic effect of such effective provisions shall be as possible to the economic effect of those invalid, illegal or unenforceable provisions.

6.2 This Agreement shall be effective on the date of signature of parties. The Agreement shall be executed in six copies, with each party of Party A, Party B1, Party B2, Party C1, Party C2 and Moyi holding one copy. Each copy has equal legal effect.

Below is the signature page

Party A (stamp): Moxian Technology (Shenzhen) Co., Ltd Legal Representative:
Party B1 (signature):
Party B2 (signature):
Party C1 (signature):
Party C2 (signature):
Moyi Confirm: Shenzhen Moyi Technology Co., Ltd (stamp)

This Agreement is signed on _________________.